SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                January 14, 2004



                             THE COCA-COLA COMPANY
             (Exact name of Registrant as specified in its charter)



               Delaware             001-02217             58-0628465
          (State or other         (Commission           (IRS Employer
           jurisdiction           File Number)         Identification No.)
         of incorporation)



              One Coca-Cola Plaza
                Atlanta, Georgia                            30313
    (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (404)676-2121

Item 5.  Other Events and Regulation FD Disclosure

Attached as Exhibit 99.1 and incorporated herein by reference is a copy of a press release of The Coca-Cola Company, dated January 14, 2004, regarding action taken by the United States Securities and Exchange Commission.


Item 7(c).      Exhibits

Exhibit 99.1 Press Release of The Coca-Cola Company, dated January 14, 2004, regarding action taken by the United States Securities and Exchange Commission.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      THE COCA-COLA COMPANY
                                        (REGISTRANT)



Date:  January 14, 2004               By: /s/ Deval L. Patrick
                                         ----------------------------------
                                              Deval L. Patrick
                                              Executive Vice President,
                                               General Counsel and Secretary

                                 Exhibit Index



 Exhibit No.
 -----------

Exhibit 99.1 Press Release of The Coca-Cola Company, dated January 14, 2004, regarding action taken by the United States Securities and Exchange Commission.